TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
TRADE AND OTHER RECEIVABLES

5.   TRADE AND OTHER RECEIVABLES

	December 31, 2025 $	December 31, 2024 $
Trade receivables from doré and concentrate sales	20,761	26,702
Advances and other receivables	8,248	4,332
Value added tax receivables	45,352	68,950
Trade and other receivables	74,361	99,984

The Company’s trade receivables from concentrate and doré sales are expected to be collected in accordance with the terms of the existing concentrate and doré sales contracts with its customers. No amounts were past due as at December 31, 2025 and 2024.

As at December 31, 2025, current VAT receivables include $30.9 million (December 31, 2024 - $22.2 million) for Séguéla; $11.9 million (December 31, 2024 - $20.4 million) for Lindero; $nil (December 31, 2024 - $20.6 million) for Yaramoko; and $nil (December 31, 2024 - $4.3 million) for San Jose. An additional $7.7 million (December 31, 2024 - $28.4 million) of VAT receivable is classified as non-current (refer to Note 9).

The Company has an investment strategy, which includes utilizing certain foreign exchange measures implemented by the Argentine Government, to address its local currency requirements in Argentina. As a result of this strategy, for the year ended December 31, 2025, the Company recorded investment gains of $1.3 million (December 31, 2024 - $9.7 million) from trades in Argentine peso-denominated cross-border securities.